UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2013

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-52089	36-4528166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On May 17, 2013, InVivo Therapeutics Holdings Corp. (the “Company”) completed its offer to exchange certain of its outstanding warrants to purchase shares of the Company’s common stock (the “Eligible Warrants”) for new warrants (the “New Warrants”) with the same terms except (i) the expiration date of the New Warrants was extended two years and (ii) weighted average anti-dilution provisions were removed from the New Warrants (the “Offer”). The Eligible Warrants consisted of (i) warrants to purchase common stock dated October 26, 2010, issued in connection with the closing of a merger (the “Merger Warrants”) and (ii) warrants to purchase common stock issued to the placement agent as compensation for services in connection with each closing of a private placement which occurred on October 26, 2010, November 10, 2010 and December 3, 2010 (the “Placement Agent Warrants”).

In connection with the Offer, Merger Warrants to purchase 255,000 shares of the Company’s common stock and Placement Agent Warrants to purchase 3,064,091 shares of the Company’s common stock were tendered and accepted for exchange for New Warrants to purchase an aggregate of 3,319,091 shares of the Company’s common stock. The Company issued the New Warrants in reliance on the exemption from registration under Section 3(a)(9) of the Securities Act, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of New Warrant, dated May 17, 2013, issued in exchange for Merger Warrants (incorporated by reference from Exhibit (a)(1)(D)(1) to the Company’s Tender Offer Statement on Schedule TO (File No. 005-85686), as filed with the SEC on April 8, 2013)

4.2	Form of New Warrant, dated May 17, 2013, issued in exchange for Placement Agent Warrants (incorporated by reference from Exhibit (a)(1)(D)(3) to the Company’s Tender Offer Statement on Schedule TO (File No. 005-85686), as filed with the SEC on April 8, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: May 23, 2013	By:	/s/ Frank M. Reynolds
Frank M. Reynolds
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of New Warrant, dated May 17, 2013, issued in exchange for Merger Warrant (incorporated by reference from Exhibit (a)(1)(D)(1) to the Company’s Tender Offer Statement on Schedule TO (File No. 005-85686), as filed with the SEC on April 8, 2013)

4.2	Form of New Warrant, dated May 17, 2013, issued in exchange for Placement Agent Warrant (incorporated by reference from Exhibit (a)(1)(D)(3) to the Company’s Tender Offer Statement on Schedule TO (File No. 005-85686), as filed with the SEC on April 8, 2013)